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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number   811-07148
                                   ---------------------------------------------

                            Schwartz Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


3707 West Maple Road        Bloomfield Hills, Michigan    48301
--------------------------------------------------------------------------------
           (Address of principal executive offices)     (Zip code)


                               George P. Schwartz
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:   (248) 644-8500
                                                    ----------------------------

Date of fiscal year end:  December 31, 2002
                         ---------------------------

Date of reporting period: December 31, 2002
                         ---------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
  c/o Ultimus Fund              [AVE MARIA                3707 W. Maple Road
   Solutions, LLC                CATHOLIC             Bloomfield Hills, MI 48301
   P.O. Box 46707                 VALUES                    (248) 644-8500
Cincinnati, OH 45246            FUND LOGO]                Fax (248) 644-4250
   1-888-726-9331


Dear Shareholder:

The Ave Maria Catholic Values Fund is gaining increased notice from Catholic investors looking for good investment performance without abandoning the core teachings of their Catholic faith. The Fund now has 1,100 shareholders from 45 states who have invested over $60 million dollars.

For the year ended December 31, 2002, the Ave Maria Catholic Values Fund was down 9.8%, while the S&P 500 was down 22.1% and NASDAQ was down 31.6%. 2002 marked the third year in a row that the broad stock market finished down. This hasn't happened in 60 years and only three times in the past two centuries. The Dow Jones Industrial Average and the S&P 500 posted their worst losses since 1977 and 1974, respectively. With three years of declining stock prices, many stocks are severely depressed, which has created the opportunity for those shares to produce high returns in the future.

The investment performance of the Fund since its inception on May 1, 2001, is as follows:

                                      Since 5-1-01 Inception
                                          thru 12-31-02
                                        -----------------
                AVEMX                         - 5.0%
                S&P 500                       -28.7%

This favorable comparison is the result of our disciplined, value-oriented investment philosophy. In addition, no money was invested in companies that blew up. We avoided all of the scandal-ridden companies like Adelphia, Enron, Tyco, Conseco, Global Crossing, WorldCom, UAL, and K-Mart. This bit of good fortune was not by coincidence. As a matter of investment policy, we simply don't speculate on over-priced, debt-laden companies with questionable accounting practices. The Fund's portfolio is composed of well researched, low-risk, profitable, conservatively run companies. (Importantly, none violate the moral guidelines established by our Catholic Advisory Board.) In managing the portfolio, we sidestepped the landmines by avoiding the popular stocks, which had become so overpriced. Buying what's popular can make for good cocktail-party conversation, but it usually produces poor investment results.

Our investment management process involves searching for solid long-term investments. We want strong balance sheets and good earnings growth prospects at a reasonable price. Shareholders can take comfort in knowing that the Fund owns portions of excellent companies and hasn't paid inflated prices. No effort is made to outguess the near-term swings in the stock market. That sort of speculation can't successfully be done consistently, since short-term price moves are caused by unpredictable shifts in investor psychology and by events that cannot be anticipated.

We were fortunate to augment our analytical staff during 2002, by hiring Scott
A. Goginsky, CFA from Atlanta, Georgia. As Senior Research Associate, he works to uncover investment opportunities for the Ave Maria Catholic Values Fund. Scott, along with the rest of our talented staff of investment research specialists, analyzes numerous stocks before selections are made for the Fund. Research is crucial to portfolio management success. As Warren Buffett says:

               "The market, like the Lord, helps those who help themselves. But, unlike the Lord, the market does not forgive those who know not what they do."

The Federal Reserve's aggressive interest-rate cuts and the record number of mortgage refinancings have led to increased personal disposable income, which has allowed consumers to support the economy. Indications are that this will continue in 2003. Accordingly, the portfolio is well represented with high-quality retailers and consumer products companies such as Ross Stores, Inc., Brookstone, Inc., and Coach, Inc. Sizeable industrial companies, including Automatic Data Processing, Inc., Esterline Technologies Corporation, and DeVry, Inc., which were added to the portfolio in recent months, should benefit from an increase in capital and IT spending this year. In the financial sector, recent additions include American International Group, Inc. and H&R Block, Inc. Both are industry leaders with extraordinary management teams and are expected to produce above-average growth in earnings and cash flow.

There are many reasons for optimism. The economy finally appears to be responding to the Fed's stimulative monetary policy and corporate earnings are improving. Valuations on equities are at the lowest level in years, and improvements are being made in corporate governance. There is also the very real possibility of changes in the tax code favoring equity ownership. Eliminating the double taxation of dividends would have a very positive impact on capital formation and indirectly reduce the capital-gains tax. The glass is more than half-full for investors willing to look forward instead of backward. An expeditious resolution of the impending war in Iraq could help fuel a bull market in 2003. I am more favorably inclined towards equities than at any time in the past 20 years. Investors may be surprised at how well the U.S. equity market performs over the next few years from its current depressed level. The well-selected value stocks in our portfolio, none of which violate the core teachings of the Catholic Church, may do especially well.

                               With best regards,

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 31, 2003

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE AVE MARIA CATHOLIC
VALUES FUND AND THE S&P 500 INDEX

Ave Maria Catholic Values Fund
Average Annual Total Returns (a)

1 year (b)             Since Inception (c)
---------              -------------------
 (10.71)%                    (3.05)%

[GRAPHIC OMITTED]

                                         12/02
                                         ------
Ave Maria Catholic Values Fund           $9,496
S&P 500 Index                            $7,128

Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Return includes a contingent deferred sales charge of 1% on redemptions of Fund shares made within one year of their purchase.

(c) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2002.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2002

                                                                  MARKET
SHARES           COMPANY                                          VALUE
------           -----------------------------------            ----------
 65,000          H&R Block, Inc.                                $2,613,000
135,000          Esterline Technologies Corporation              2,385,450
120,000          ProQuest Company                                2,352,000
150,000          Brookstone, Inc.                                2,169,000
 85,000          Sears, Roebuck and Company                      2,035,750
 65,000          Genuine Parts Company                           2,002,000
 75,000          Hibbett Sporting Goods, Inc.                    1,794,000
 52,500          Coach, Inc.                                     1,728,300
 45,000          Health Care Property Investors, Inc.            1,723,500
 20,000          General Dynamics Corporation                    1,587,400

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                        MARKET
   SHARES        COMMON STOCK - 99.8%                                    VALUE
   ------        ------------------------------------------           ----------
                 AEROSPACE/DEFENSE - 10.4%
   135,000       Esterline Technologies Corporation *                 $2,385,450
    20,000       General Dynamics Corporation                          1,587,400
    60,000       Harris Corporation                                    1,578,000
     9,000       Northrop Grumman Corporation                            873,000
                                                                      ----------
                                                                       6,423,850
                                                                      ----------
                 APPAREL & TEXTILES - 2.3%
    40,000       Jones Apparel Group, Inc.*                            1,417,600
                                                                      ----------
                 BUILDING MATERIALS & CONSTRUCTION - 6.6%
   425,000       Champion Enterprises, Inc. *                          1,211,250
   350,000       Crown Pacific Partners, L.P.*                           626,500
   200,000       Fleetwood Enterprises, Inc.*                          1,570,000
    40,000       Monaco Coach Corporation*                               662,000
                                                                      ----------
                                                                       4,069,750
                                                                      ----------
                 BUSINESS & INDUSTRIAL PRODUCTS - 1.5%
     7,500       3M Company                                              924,750
                                                                      ----------

                 BUSINESS SERVICES - 3.1%
    25,000       Concord EFS, Inc. *                                     393,500
   105,000       Neogen Corporation *                                  1,539,405
                                                                      ----------
                                                                       1,932,905
                                                                      ----------
                 COMMUNICATION EQUIPMENT & SERVICES - 4.6%
    17,500       Alltel Corporation                                      892,500
    25,000       CenturyTel, Inc.                                        734,500
    95,400       Hector Communications Corporation *                   1,206,810
                                                                      ----------
                                                                       2,833,810
                                                                      ----------

                                                                       MARKET
   SHARES         COMMON STOCK - 99.8% (CONTINUED)                      VALUE
   ------         ------------------------------------------          ----------
                  CONSUMER PRODUCTS - DURABLES - 3.7%
    70,000        Brunswick Corporation                               $1,390,200
    40,000        Leggett & Platt, Inc.                                  897,600
                                                                      ----------
                                                                       2,287,800
                                                                      ----------
                  CONSUMER PRODUCTS - NONDURABLES - 3.9%
    52,500        Coach, Inc.*                                         1,728,300
    15,000        Fortune Brands, Inc.                                   697,650
                                                                      ----------
                                                                       2,425,950
                                                                      ----------
                  EDUCATION - 1.7%
    65,000        DeVry, Inc.*                                         1,079,650
                                                                      ----------
                  ELECTRONICS - 1.4%
    20,000        Littlefuse, Inc.*                                      337,200
    64,800        Sparton Corporation*                                   511,920
                                                                      ----------
                                                                         849,120
                                                                      ----------
                  ENERGY & MINING - 4.2%
    10,000        Anadarko Petroleum Corporation                         479,000
    27,500        Exxon Mobil Corporation                                960,850
    15,000        Forest Oil Corporation *                               413,400
    75,000        Input/Output, Inc.*                                    318,750
    20,000        Prima Energy Corporation *                             447,200
                                                                      ----------
                                                                       2,619,200
                                                                      ----------
                  ENVIRONMENTAL SERVICES - 1.0%
    75,000        Layne Christensen Company *                            615,000
                                                                      ----------
                  FINANCE - BANKS & THRIFTS - 4.6%
    35,000        BB&T Corporation                                     1,294,650
    27,500        SunTrust Banks, Inc.                                 1,565,300
                                                                      ----------
                                                                       2,859,950
                                                                      ----------




                                                                       MARKET
   SHARES       COMMON STOCK - 99.8% (CONTINUED)                        VALUE
   ------       ------------------------------------------            ----------
                FINANCE - INSURANCE - 2.5%
    17,500      American International Group, Inc.                    $1,012,375
    12,500      American Physicians Capital, Inc.*                       235,125
   100,000      Unico American Corporation                               315,000
                                                                      ----------
                                                                       1,562,500
                                                                      ----------
                FINANCE - MISCELLANEOUS - 4.2%
    65,000      H&R Block, Inc.                                        2,613,000
                                                                      ----------
                HEALTHCARE - 6.0%
    37,500      Beckman Coulter, Inc.                                  1,107,000
    30,000      Boston Scientific Corporation*                         1,275,600
    50,000      Eclipsys Corporation*                                    267,500
    50,000      Manor Care, Inc. *                                       930,500
     5,000      STERIS Corporation*                                      121,250
                                                                      ----------
                                                                       3,701,850
                                                                      ----------
                INDUSTRIAL PRODUCTS & SERVICES - 11.0%
    20,000      AptarGroup, Inc.                                         624,800
    10,000      Automatic Data Processing, Inc.                          392,500
    40,000      Dover Corporation                                      1,166,400
    65,000      Genuine Parts Company                                  2,002,000
    10,000      Graco, Inc.                                              286,500
    20,000      Simpson Manufacturing Company, Inc. *                    658,000
    27,500      Snap-on, Inc.                                            773,025
    10,000      Teleflex, Inc.                                           428,900
    20,000      Waters Corporation*                                      435,600
                                                                      ----------
                                                                       6,767,725
                                                                      ----------
                INFORMATION TECHNOLOGY - 0.7%
    20,900      Quality Systems, Inc. *                                  420,090
                                                                      ----------



                                                                       MARKET
    SHARES      COMMON STOCK - 99.8% (CONTINUED)                        VALUE
    ------      ------------------------------------------           -----------
                PRINTING & PUBLISHING - 4.9%
     15,000     Courier Corporation                                  $   687,600
    120,000     ProQuest Company*                                      2,352,000
                                                                     -----------
                                                                       3,039,600
                                                                     -----------
                REAL ESTATE - 5.1%
     45,000     Health Care Property Investors, Inc.                   1,723,500
     55,000     Washington Real Estate Investment Trust                1,402,500
                                                                     -----------
                                                                       3,126,000
                                                                     -----------
                RETAIL - 15.7%
    150,000     Brookstone, Inc. *                                     2,169,000
     25,000     Dollar Tree Stores, Inc.*                                614,250
     75,000     Hibbett Sporting Goods, Inc.*                          1,794,000
     35,000     Ross Stores, Inc.                                      1,483,650
     85,000     Sears, Roebuck and Company                             2,035,750
     30,000     TJX Companies, Inc.                                      585,600
    100,000     Toys "R" Us, Inc.*                                     1,000,000
                                                                     -----------
                                                                       9,682,250
                                                                     -----------
                TECHNOLOGY - 0.7%
     70,000     Cable Design Technologies Corporation*                   413,000
                                                                     -----------
                TOTAL COMMON STOCK (Cost $62,947,294)                $61,665,350
                                                                     -----------




  FACE                                                                         MARKET
 AMOUNT        REPURCHASE AGREEMENTS (1) - 0.2%                                VALUE
---------      ------------------------------------------------------       ------------
$ 155,474      Fifth Third Bank, 0.35%, dated 12/31/02, due 01/02/03,
               repurchase proceeds: $155,477 (Cost $155,474)                $    155,474
                                                                            ------------
               TOTAL INVESTMENTS - 100.0% (Cost $63,102,768)                $ 61,820,824
               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%)                    (19,041)
                                                                            ------------
               NET ASSETS - 100.0%                                          $ 61,801,783
                                                                            ============


* Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.






See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investments, at value (cost of $63,102,768 ) (Note 1)               $ 61,820,824
Cash                                                                     139,505
Receivable for capital shares sold                                       161,610
Receivable for securities sold                                           369,796
Dividends and interest receivable                                         63,014
Other assets                                                              14,248
                                                                    ------------
        TOTAL ASSETS                                                  62,568,997
                                                                    ------------
LIABILITIES
Payable for investment securities purchased                              580,390
Accrued investment advisory fees (Note 2)                                133,135
Accrued distribution fees (Note 2)                                        13,239
Payable to affiliate (Note 2)                                              8,000
Other accrued expenses                                                    32,450
                                                                    ------------
        TOTAL LIABILITIES                                                767,214
                                                                    ------------

NET ASSETS                                                          $ 61,801,783
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 68,031,246
Accumulated net realized losses from security transactions            (4,947,519)
Net unrealized depreciation on investments                            (1,281,944)
                                                                    ------------
NET ASSETS                                                          $ 61,801,783
                                                                    ============
Shares of beneficial interest outstanding (unlimited number of
shares authorized, no par value)                                       6,522,747
                                                                    ============
Net asset value and offering price per share (a)                    $       9.47
                                                                    ============



(a) Redemption price varies based on length of time held (Note 1).


See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002



INVESTMENT INCOME
Dividends and interest                                                 $   712,630
                                                                       -----------
EXPENSES
   Investment advisory fees (Note 2)                                       525,983
   Distribution fees (Note 2)                                              131,506
   Administration, accounting and transfer agent fees (Note 2)              79,910
   Trustees' fees and expenses                                              33,327
   Legal and audit fees                                                     25,884
   Registration fees                                                        20,107
   Custodian fees                                                           17,624
   Advisory board fees and expenses                                         14,263
   Postage and supplies                                                     13,588
   Reports to shareholders                                                  12,282
   Insurance expense                                                         8,686
   Other expenses                                                            5,584
                                                                       -----------
     TOTAL EXPENSES                                                        888,744
   Fees waived by the Adviser (Note 2)                                     (99,770)
                                                                       -----------
     NET EXPENSES                                                          788,974
                                                                       -----------

NET INVESTMENT LOSS                                                        (76,344)
                                                                       -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions                       (4,937,741)
   Net change in unrealized appreciation/depreciation on investments    (2,301,756)
                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (7,239,497)
                                                                       -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(7,315,841)
                                                                       ===========



See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    PERIOD ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2002         2001(a)
                                                                    ------------    ------------
FROM OPERATIONS
Net investment income (loss)                                        $    (76,344)   $     36,889
Net realized gains (losses) from security transactions                (4,937,741)         20,943
Net change in unrealized appreciation/depreciation on investments     (2,301,756)      1,019,812
                                                                    ------------    ------------
Net increase (decrease) in net assets from operations                 (7,315,841)      1,077,644
                                                                    ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                     -         (36,889)
From net realized gains on investments                                         -         (20,943)
Distributions in excess of realized gains                                      -          (9,778)
                                                                    ------------    ------------
Net decrease in net assets from distributions to shareholders                  -         (67,610)
                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                             46,588,060      23,627,011
Reinvestment of distributions to shareholders                                  -          67,396
Payments for shares redeemed                                          (1,423,248)       (751,629)
                                                                    ------------    ------------
Net increase in net assets from capital share transactions            45,164,812      22,942,778
                                                                    ------------    ------------
TOTAL INCREASE IN NET ASSETS                                          37,848,971      23,952,812

NET ASSETS
Beginning of period                                                   23,952,812               -
                                                                    ------------    ------------
End of period                                                       $ 61,801,783    $ 23,952,812
                                                                    ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold                                                            4,381,372       2,346,628
Shares issued in reinvestment of distributions to shareholder                  -           6,423
Shares redeemed                                                         (139,989)        (71,687)
                                                                    ------------    ------------
Net increase in shares outstanding                                     4,241,383       2,281,364
Shares outstanding, beginning of period                                2,281,364               -
                                                                    ------------    ------------
Shares outstanding, end of period                                      6,522,747       2,281,364
                                                                    ============    ============


(a) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                              Year Ended    Period Ended
                                                               Dec. 31,       Dec. 31,
                                                                 2002          2001(a)
                                                              ----------     ----------
Net asset value at beginning of period                        $    10.50     $    10.00
                                                              ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.01)          0.20
  Net realized and unrealized gains (losses) on investments        (1.02)          0.51
                                                              ----------     ----------
Total from investment operations                                   (1.03)          0.53
                                                              ----------     ----------
Less distributions:
  From net investment income                                           -          (0.02)
  From net realized gains on investments                               -          (0.01)
  In excess of net realized gains on investments                       -          (0.00)
                                                              ----------     ----------
Total distributions                                                    -          (0.03)
                                                              ----------     ----------
Net asset value at end of period                              $     9.47     $    10.50
                                                              ==========     ==========
Total return                                                        (9.8)%          5.3%(c)
                                                              ==========     ==========
Ratios/Supplementary Data:
Ratio of net expenses to average net assets(b)                      1.50%          1.50%(d)
Ratio of net investment income (loss) to average net assets        (0.14)%         0.39%(d)

Portfolio turnover rate                                               86%            44%(d)

Net assets at end of period (000's)                           $   61,802     $   23,953






(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.69% and 2.09%(d) for the peiods ended December 31, 2002 and 2001, respectively.

(c) Not annualized.

(d) Annualized.




See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Ave Maria Catholic Values Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced the public offering of its shares on May 1, 2001. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation from equity investments in companies that operate in a way that does not violate the core values and teachings of the Roman Catholic Church. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

The following is a summary of significant accounting policies followed by the
Fund:

         (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

         (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders)
will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

For the year ended December 31, 2002, the Fund reclassified its net investment loss of $76,344 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

For federal income tax purposes, the cost of portfolio investments amounted to $63,673,369 at December 31, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

              Gross unrealized appreciation      $ 3,902,740
              Gross unrealized depreciation       (5,755,285)
                                                 -----------
              Net unrealized depreciation        $(1,852,545)
                                                 ------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP).

As of December 31, 2002, the Fund had a capital loss carryforward of $4,376,918 for income tax purposes, which expires December 31, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of distributable earnings at December 31, 2002 was as follows:

        Unrealized           Capital Loss                 Total Distributable
       Depreciation          Carryforward                      Earnings
--------------------------------------------------------------------------------
       $(1,852,545)          $ (4,376,918)                   $ (6,229,463)

         (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

         (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended December 31, 2002 and December 31, 2001 were as follows:

                    Period                       Ordinary
                     Ended                        Income
               ---------------------------------------------
                December 31, 2002               $        -
                December 31, 2001               $   67,610


         (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

         (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other trustees and officers of the Fund are officers of the Adviser, or of Schwartz Fund Distributors, Inc. (the Distributor), the Fund's principal underwriter, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.0% of its average daily net assets. The Adviser has contractually agreed, until at least May 1, 2004, to waive a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.5% annually of its average net assets. For the year ended December 31, 2002, the total of such waivers was $99,770. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund.

As of December 31, 2002, the amount available for reimbursement for fees that have been waived by the Advisor is $157,040. Of this amount, $57,270 must be recaptured prior to December 31, 2004, and $99,770 must be recaptured prior to December 31, 2005, or the amounts are forfeited.

The Distributor serves as the principal underwriter for the distribution of shares of the Fund. During the year ended December 31, 2002, the Distributor collected $3,673 in contingent deferred sales loads on redemtions of Fund shares.

The Fund has adopted a Shareholder Servicing Plan (the Plan), which allows the Fund to make payments to financial organizations for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed .25% of the Fund's daily net assets. For the year ended December 31, 2002, the total expenses incurred pursuant to the Plan were $131,506.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of its average daily net assets, subject to a minimum monthly fee of $4,000.


3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 2002, were $88,883,614 and $42,649,151, respectively.

AVE MARIA CATHOLIC VALUES FUND
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Ave Maria Catholic Values Fund:

We have audited the accompanying statement of assets and liabilities of Ave Maria Catholic Values Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2002 and the period May 1, 2001 (Fund inception) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective periods stated above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

January 24, 2003
Columbus, Ohio

AVE MARIA CATHOLIC VALUES FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                                                    Length of Time
        Trustee                                 Address                        Age    Position Held with the Trust       Served
-------------------------      -------------------------------------------     ---    -----------------------------  --------------
* Gregory J. Schwartz          3707 W. Maple Road, Bloomfield Hills, MI        61     Chairman of the Board/Trustee    Since 1992
* George P. Schwartz, CFA      3707 W. Maple Road, Bloomfield Hills, MI        58     President/Trustee                Since 1992
  Donald J. Dawson, Jr.        333 W. Seventh Street, Royal Oak, MI            55     Trustee                          Since 1993
  Fred A. Erb                  800 Old North Woodward, Birmingham, MI          79     Trustee                          Since 1994
**Bowie K. Kuhn                136 Teal Pointe Lane, Ponta Vedra Beach, FL     76     Trustee                          Since 2001
  John J. McHale               2014 Royal Fern Court, Palm City, FL            81     Trustee                          Since 1993
  Sidney F. McKenna            1173 Banbury Circle, Bloomfield Hills, MI       80     Trustee                          Since 1993
* Richard L. Platte, Jr., CFA  3707 W. Maple Road, Bloomfield Hills, MI        51     Vice President and Secretary     Since 1993
* Timothy S. Schwartz          3707 W. Maple Road, Bloomfield Hills, MI        31     Treasurer                        Since 2000


* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers, and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board.

Each Trustee oversees two portfolios of the Trust: the Ave Maria Catholic Values Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment adviser.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President of Schwartz Investment Counsel, Inc.

AVE MARIA CATHOLIC VALUES FUND
CATHOLIC ADVISORY BOARD MEMBERS (UNAUDITED)


The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board, each of whom has held office since his or her appointment on April 26, 2001.

         MEMBER                               ADDRESS                                   AGE
    -------------------        ------------------------------------------------         ---
    Bowie K. Kuhn              136 Teal Pointe Lane, Ponta Vedra Beach, FL              76
    Thomas S. Monaghan         One Ave Maria Drive, Ann Arbor, MI                       65
    Michael Novak              1150 17th Street, NW, Suite 1100, Washington, DC         69
    Paul R. Roney              One Ave Maria Drive, Ann Arbor, MI                       45
    Phyllis S. Schlafly        7800 Bonhomme, St. Louis, MO                             78
    Thomas J. Sullivan         401 Washington Ave, Avon-by-the-Sea, NJ                  67


Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chairman of Domino's Farms Corp. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis S. Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Thomas J. Sullivan is retired Executive Vice President of The McGraw-Hill Companies.

Additional information regarding the Fund's Trustees, executive officers and Catholic Advisory Board members may be found in the Fund's Statement of Additional Information and is available without charge upon request by calling 1-888-726-9331.

(This page is intentionally left blank).

(This page is intentionally left blank).

AVE MARIA CATHOLIC VALUES FUND
a series of
Schwartz Investment Trust                              AVE MARIA
3707 W. Maple Road                                  CATHOLIC VALUES
Bloomfield Hills, Michigan 48301                         FUND
(248) 644-8500                                        A SERIES OF
                                                       SCHWARTZ
BOARD OF TRUSTEES                                     INVESTMENT
Donald J. Dawson, Jr.                                    TRUST
Fred A. Erb
Bowie K. Kuhn                                      [GRAPHIC OMITTED]
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA                              ANNUAL REPORT
Gregory J. Schwartz, Chairman                     FOR THE YEAR ENDED
                                                   DECEMBER 31, 2002
OFFICERS
George P. Schwartz, CFA, President               TICKER SYMBOL:  AVEMX
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa A. Minogue, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

CATHOLIC ADVISORY BOARD
Bowie K. Kuhn, Chairman
Thomas S. Monaghan
Michael Novak
Paul R. Roney
Phyllis S. Schlafly
Thomas J. Sullivan

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
155 E. Broad St.
Columbus, Ohio 43215

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

SHAREHOLDER ACCOUNTS                                        CORPORATE OFFICES
 c/o Ultimus Fund                                          3707 W. Maple Road
  Solutions, LLC                                      Bloomfield Hills, MI 48301
  P.O. Box 46707                                             (248) 644-8500
Cincinnati, OH 45246                                        Fax (248) 644-4250
  1-888-726-0753


                                   [PICTURE]

                               SCHWARTZ VALUE FUND
Dear Fellow Shareowner:

2002 was clearly a challenging year for equity investors. The stock market registered its third consecutive year of declines--something that has not occurred in more than 60 years. For the year, the Dow Jones Industrial Average fell 15.0% and the S&P 500 fell 22.1%, their steepest declines since the mid-70s, while the Russell 2000 lost 21.6% and the NASDAQ Composite melted 31.6%. The defining characteristic of the 2002 bear was its non-discriminatory temperament. Growth, value, high-tech, low-tech, small-cap, mid-cap, large-cap, and foreign stocks all posted sizeable losses for the year. The average U.S. equity mutual fund was down 22.4% in 2002. The Schwartz Value Fund was unable to avoid the carnage, falling 14.9% for the year. It's painful to report on a period when the market value of your investment in the Schwartz Value Fund declined. There is no joy in pointing out that you lost less than the average mutual fund investor.

The three consecutive years of stock market declines have wreaked havoc with the popular averages (see below) but have not materially altered the long-term results for the Schwartz Value Fund, which has averaged almost 11% annually for 19 years.

                        Compound Annual Rates of Return
                           for 3 years ended 12-31-02
                           --------------------------

             Schwartz Value Fund                    + 6.00%
             Dow Jones Industrials                  - 8.46%
             S&P 500                                -14.54%
             NASDAQ                                 -31.02%
             Russell 2000                           - 7.54%


If you want to know why the Schwartz Value Fund has outperformed the major indices since 1999, it is mainly because the Fund had no money invested in companies that blew up. We've avoided all of the scandal-ridden train wrecks that have made headlines--Adelphia, Enron, Tyco, Conseco,

Global Crossing, WorldCom, UAL, and K-Mart. This bit of good fortune was not by coincidence. As a matter of policy, we simply don't invest in speculative, over-priced, and highly leveraged companies that use questionable accounting methods. What you will find in our value-laden portfolio are a multitude of low-risk, profitable, conservatively run, financially sound companies with boards of directors who take their fiduciary responsibility to owners seriously. In managing the portfolio, we sidestepped the landmines by avoiding the popular stocks, which had been so overpriced. Buying what's popular makes for good cocktail-party conversation, but usually poor investment results. Instead, we did what we always do; we spent our time identifying good businesses selling at discounts to intrinsic value. Unfortunately, in 2002 those discounts widened in many cases.

Several of the companies in the Schwartz Value Fund have long and storied histories, dating back 100 years or more. These companies include Courier Corporation, Harris Corporation, and ProQuest Company.

Courier Corporation traces its roots back to newspaper publishing in 1824. For much of its history, Courier thrived as a printing company specializing in printed forms. In the 1980's, sensing the advent of computerization, Courier's management sold the printed forms business and redeployed assets into budding electronic publishing technologies. Today, Courier is one of the largest book printers in the U.S., including an online unit that capitalizes on the growth of electronic media.

Harris Corporation was founded in 1895 by two brothers who were inventors. Among their inventions was a specialized printing press. Harris remained a small, family-run business for most of the 20th century. Through a series of acquisitions during the 1960's and 1970's, the company became a manufacturer of electronics equipment and microwave radio systems. Today, Harris is a leading manufacturer of mobile communication products, air traffic control systems, and digital network broadcasting equipment.

ProQuest Company (formerly Bell & Howell) was formed in the early 1900's as a projector and camera manufacturer. The company rose to prominence in the movie industry by establishing 35mm as the standard film width, and by 1919 nearly all of the movie equipment used in rapidly growing Hollywood was made by Bell & Howell. In the 1950's, the company diversified into microfilm equipment. In the late 1990's, the company divested its photo lines. In 2001, the corporate name was changed to ProQuest to reflect its focus on information services. Today, ProQuest is primarily an information management company that offers digital databases in a subscription format. This service has a 90% renewal rate.

The hallmark of these financially sound companies is low debt, which enhances staying power. Companies with staying power can grow and prosper during good times, and then take market share from competitors when inevitable downturns come. However, longevity alone does not necessarily make these companies good investments today. Each company has the aforementioned staying power, plus the investment characteristics we always look for--a dominant market position, a well-respected management team, proprietary products with good growth prospects, and a share price that is at a discount to intrinsic value.

Heading into 2003, there is much cause for optimism. A fourth consecutive year of stock market declines is highly unlikely. (It only happened once--1929 to 1932.) The current accommodating monetary policy combined with President Bush's new fiscal stimulus package is likely to boost the economy and the equity market in 2003. An expeditious resolution to the impending Iraq war could really add fuel to a 2003 bull market. Additionally, low interest rates, near-zero inflation, improving corporate profits, and reasonable P-Es are a prescription for a major upward move in stock prices.

                               With best regards,


                          /s/ George P. Schwartz, CFA

                             George P. Schwartz, CFA
                                    President

January 31, 2003

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE SCHWARTZ VALUE FUND(a)
AND THE RUSSELL 2000 INDEX



                              Schwartz Value Fund
                        Average Annual Total Returns (b)

                1 Year(c)          5 Years          10 Years
                ---------          -------          --------
                (15.76)%            0.81%             7.55%


[GRAPHIC OMITTED]


                                  12/02
                                 -------
Schwartz Value Fund              $20,705
Russell 2000 Index               $18,340

Past performance is not predictive of future performance.

(a) Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Return includes a contingent deferred sales charge of 1% on redemptions of Fund shares made within one year of their purchase.

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN


                             1984      1985     1986     1987     1988     1989      1990       1991      1992       1993      1994
                             ----      ----     ----     ----     ----     ----      ----       ----      ----       ----      ----
SCHWARTZ VALUE FUND (a)      11.1%     21.7%    16.4%    -0.6%    23.1%     8.3%     -5.3%      32.0%     22.7%      20.5%     -6.8%
RUSSELL 2000 INDEX (b)       -9.6%     28.0%     4.0%   -10.2%    22.5%    14.2%    -21.3%      43.4%     16.5%      17.3%     -3.2%
RUSSELL 2000 VALUE) b)       -1.4%     26.5%     4.9%    -9.1%    26.0%     9.6%    -24.3%      38.0%     26.3%      21.5%     -3.7%
RUSSELL 2000 GROWTH (b)     -17.0%     29.3%     2.6%   -11.4%    18.8%    19.0%    -18.5%      49.6%      6.8%      12.5%     -3.1%
NASDAQ~ COMPOSITE (b)       -11.2%     31.4%     7.4%    -5.3%    15.4%    19.3%    -17.8%      56.8%     15.5%      14.7%     -3.2%
VALUE LINE COMPOSITE (b)     -8.4%     20.7%     5.0%   -10.6%    15.4%    11.2%    -24.3%      27.2%      7.0%      10.7%     -6.0%
S & P 500                     6.1%     31.6%    18.7%     5.3%    16.8%    31.6%     -3.2%      30.4%      7.6%      10.1%      1.3%
CONSUMER PRICE INDEX          4.3%      3.5%     1.1%     4.4%     4.4%     4.6%      6.1%       3.1%      2.9%       2.7%      2.7%

                                                                                                               Compound Annual
                                                                                                            Total Rates of Return
                                                                                                            ---------------------


                             1995      1996     1997     1998      1999     2000      2001      2002      5 Year    10 Year  19 Year
                             ----      ----     ----     ----      ----     ----      ----      ----      ------    -------  -------
SCHWARTZ VALUE FUND (a)      16.9%    ~18.3%    28.0%   -10.4%    -2.5%     9.3%     28.1%     -14.9%      0.8%       7.6%    10.5%
RUSSELL 2000 INDEX (b)       26.2%     14.8%    20.5%    -3.5%    19.6%    -4.2%      1.O%     -21.6%     -2.6%       5.7%     6.7%
RUSSELL 2000 VALUE (b)       22.1%     18.4%    28.9%    -8.5%    -3.5%    19.6%     11.4%     -13.2%      0.4%       8.4%     8.7%
RUSSELL 2000 GROWTH (b)      30.1%     10.7%    12.5%     0.8%    42.5%   -22.7%     -9.6%     -30.7%     -7.0%       2.1%     4.3%
NASDAQ COMPOSITE (b)         39.9%     22.7%    21.6%    39.6%    85.6%   -39.3%   -21 .0%     -31.6%     -3.2%       7.0%     8.6%
VALUE LINE COMPOSITE (b)     19.3%     13.4%    21.1%    -3.8%    -1.4%    -8.7%     -6.1%     -28.6%    -10.3%      -0.1%     1.6%
S & P 500                    37.5%     22.9%    33.4%    28.6%    21.0%    -9.1%    -11.9%     -22.1%     -0.6%       9.3%    12.2%
CONSUMER PRICE INDEX          2.6%      3.3%     I.7%     1.5%     2.7%     3.4%      1.6%       2.4%      2.3%       2.5%     3.1%

---------------------

(a) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)  Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2002

                                                                                  MARKET
SHARES            COMPANY                                                          VALUE
-------           ---------------------------------------------------------     ------------
110,000           ProQuest Company ........................................      $2,156,000
125,000           Brookstone, Inc. ........................................       1,807,500
200,000           Layne Christensen Company ...............................       1,640,000
 40,000           H&R Block, Inc. .........................................       1,608,000
 90,000           Esterline Technologies Corporation ......................       1,590,300
 40,000           Health Care Property Investors, Inc. ....................       1,532,000
 55,000           Hibbett Sporting Goods, Inc. ............................       1,315,600
 30,000           Ross Stores, Inc. .......................................       1,271,700
100,000           Hector Communications Corporation .......................       1,265,000
 35,000           Washington Mutual, Inc. .................................       1,208,550

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                                  MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------
                   AEROSPACE/DEFENSE - 8.1%
 90,000            Esterline Technologies Corporation *                     $   1,590,300
  8,000            General Dynamics Corporation                                   634,960
 35,000            Harris Corporation                                             920,500
  4,500            Northrop Grumman Corporation                                   436,500
                                                                            -------------
                                                                                3,582,260
                                                                            -------------
                   APPAREL & TEXTILES - 2.0%
 17,500            Jones Apparel Group, Inc.*                                     620,200
  4,000            K-Swiss, Inc. - Class A                                         86,840
 15,000            Nautica Enterprises, Inc.*                                     166,650
                                                                            -------------
                                                                                  873,690
                                                                            -------------

                   BUILDING MATERIALS & CONSTRUCTION - 6.4%
400,000            Champion Enterprises, Inc. *                                 1,140,000
120,000            Fleetwood Enterprises, Inc.*                                   942,000
 45,000            Monaco Coach Corporation*                                      744,750
                                                                            -------------
                                                                                2,826,750
                                                                            -------------

                   BUSINESS SERVICES - 4.4%
 60,000            Concord EFS, Inc. *                                            944,400
 73,200            Dwyer Group, Inc. (The)*                                       278,160
  4,000            Kronos, Inc. *                                                 147,960
100,000            Navigant Consulting, Inc. *                                    590,000
                                                                            -------------
                                                                                1,960,520
                                                                            -------------

                   COMMUNICATION EQUIPMENT & SERVICES - 3.3%
100,000            Hector Communications Corporation *                          1,265,000
 20,000            Universal Electronics, Inc. *                                  194,800
                                                                            -------------
                                                                                1,459,800
                                                                            -------------

                   CONSUMER PRODUCTS - DURABLES - 1.7%
 33,000            Craftmade International, Inc.                                  508,200
  7,500            Ethan Allen Interiors, Inc.                                    257,775
                                                                            -------------
                                                                                  765,975
                                                                            -------------


                                                                                  MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------

                   CONSUMER PRODUCTS - NONDURABLES - 5.5%
 25,000            Coach, Inc.*                                            $      823,000
  4,000            Fortune Brands, Inc.                                           186,040
 25,000            Maxwell Shoe Company, Inc. *                                   290,500
 57,000            Velcro Industries N.V.                                         521,550
 17,500            Weyco Group, Inc.                                              600,600
                                                                            -------------
                                                                                2,421,690
                                                                            -------------

                   EDUCATION - 2.1%
 30,000            DeVry, Inc.*                                                   498,300
 50,000            Nobel Learning Communities, Inc.*                              197,500
  4,000            Strayer Education, Inc.                                        230,000
                                                                            -------------
                                                                                  925,800
                                                                            -------------

                   ELECTRONICS - 0.9%
 50,000            Sparton Corporation*                                           395,000
                                                                            -------------

                   ENERGY & MINING - 3.4%
 12,000            Diamond Offshore Drilling, Inc.                                262,200
 15,000            Forest Oil Corporation *                                       413,400
 20,000            Patterson-UTI Energy, Inc.*                                    603,400
 10,000            Prima Energy Corporation *                                     223,600
                                                                            -------------
                                                                                1,502,600
                                                                            -------------

                   ENVIRONMENTAL SERVICES - 3.7%
200,000            Layne Christensen Company *                                  1,640,000
                                                                            -------------

                   FINANCE - BANKS & THRIFTS - 4.4%
 17,500            Comerica, Inc.                                                 756,700
 35,000            Washington Mutual, Inc.                                      1,208,550
                                                                            -------------
                                                                                1,965,250
                                                                            -------------

                   FINANCE - INSURANCE - 1.9%
 15,000            American Physicians Capital, Inc.*                             282,150
 11,000            First Health Group Corporation*                                267,850
100,000            Unico American Corporation                                     315,000
                                                                            -------------
                                                                                  865,000
                                                                            -------------

                                                                                   MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------

                   FINANCE - MISCELLANEOUS - 4.4%
 40,000            H&R Block, Inc.                                          $   1,608,000
 15,000            Investment Technology Group, Inc.*                             335,400
                                                                            -------------
                                                                                1,943,400
                                                                            -------------

                   HEALTHCARE - 2.5%
 25,000            Eclipsys Corporation*                                          133,750
 10,000            Manor Care, Inc. *                                             186,100
 10,000            NDCHealth Corporation                                          199,000
 15,000            STERIS Corporation*                                            363,750
 50,000            Theragenics Corporation *                                      201,500
                                                                            -------------
                                                                                1,084,100
                                                                            -------------

                   HOLDING COMPANIES - 1.5%
 50,000            PICO Holdings, Inc.*                                           671,500
                                                                            -------------

                   INDUSTRIAL PRODUCTS & SERVICES - 8.9%
  5,000            AptarGroup, Inc.                                               156,200
 10,000            Automatic Data Processing, Inc.                                392,500
 30,000            Dover Corporation                                              874,800
 37,500            Maritrans, Inc.                                                506,250
 20,000            Simpson Manufacturing Company, Inc. *                          658,000
 25,000            Snap-on, Inc.                                                  702,750
 30,000            Waters Corporation*                                            653,400
                                                                            -------------
                                                                                3,943,900
                                                                            -------------

                   INFORMATION TECHNOLOGY - 2.0%
 30,000            Quality Systems, Inc. *                                        603,000
 20,000            SPSS, Inc. *                                                   279,800
                                                                            -------------
                                                                                  882,800
                                                                            -------------
                   PRINTING & PUBLISHING - 7.5%
 25,000            Courier Corporation                                          1,146,000
110,000            ProQuest Company*                                            2,156,000
                                                                            -------------
                                                                                3,302,000
                                                                            -------------

                                                                                   MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------


                   REAL ESTATE - 5.3%
 40,000            Health Care Property Investors, Inc.                     $   1,532,000
 16,499            I. Gordon Realty Corporation*                                  189,945
 25,000            Washington Real Estate Investment Trust                        637,500
                                                                            -------------
                                                                                2,359,445
                                                                            -------------

                   RETAIL - 17.3%
125,000            Brookstone, Inc. *                                           1,807,500
 15,000            Dollar Tree Stores, Inc.*                                      368,550
 55,000            Hibbett Sporting Goods, Inc.*                                1,315,600
 30,000            Ross Stores, Inc.                                            1,271,700
 40,000            Ryan's Family Steak Houses, Inc. *                             454,000
 50,000            Sears, Roebuck and Company                                   1,197,500
 20,000            TJX Companies, Inc.                                            390,400
 30,000            Toys "R" Us, Inc.*                                             300,000
 15,000            Tractor Supply Company *                                       564,000
                                                                            -------------
                                                                                7,669,250
                                                                            -------------

                   TECHNOLOGY - 1.3%
 65,000            Cable Design Technologies Corporation*                         383,500
 15,000            Electro Rent Corporation*                                      181,815
                                                                            -------------
                                                                                  565,315
                                                                            -------------

                   TOTAL COMMON STOCK - 98.5% (Cost $39,405,760)            $  43,606,045
                                                                            -------------
                   PREFERRED STOCK - 0.9%
  5,000            Allen Group, Inc., 7.75%, convertible until 02/15/14
                     (Cost $217,561)                                        $     370,000
                                                                            -------------

                   OPEN-END FUNDS - 0.0%
     40            Sequoia Fund (Cost $5,003)                               $       5,095
                                                                            -------------


                                                                                                         MARKET
FACE AMOUNT               REPURCHASE AGREEMENTS (1) - 1.1%                                                VALUE
------------              --------------------------------------------------------                     -----------
$  489,873                Fifth Third Bank, 0.35%, dated 12/31/02, due 01/02/03,
                          repurchase proceeds: $489,883 (Cost $489,873)                               $    489,873
                                                                                                      ------------


                          TOTAL INVESTMENTS - 100.5% (Cost $40,118,197)                               $ 44,471,013
                          LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)                                  (209,855)
                                                                                                      ------------
                          NET ASSETS - 100.0%                                                         $ 44,261,158
                                                                                                      ============



* Non-income producing security.

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.








See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investments, at value (cost of $40,118,197) (Note 1)                                $  44,471,013
Receivable for securities sold                                                            261,395
Receivable for capital shares sold                                                         28,846
Dividends and interest receivable                                                          49,055
Other assets                                                                               17,659
                                                                                    -------------
        TOTAL ASSETS                                                                   44,827,968
                                                                                    -------------

LIABILITIES
Bank overdraft                                                                            155,322
Payable for securities purchased                                                          205,600
Payable for capital shares redeemed                                                         2,900
Accrued investment advisory fees (Note 2)                                                 165,935
Payable to affiliate (Note 2)                                                               5,800
Other accrued expenses and liabilities                                                     31,253
                                                                                    -------------
        TOTAL LIABILITIES                                                                 566,810
                                                                                    -------------

NET ASSETS                                                                          $  44,261,158
                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital                                                                     $  40,798,826
Accumulated net realized losses from security transactions                               (890,484)
Net unrealized appreciation on investments                                              4,352,816
                                                                                    -------------
NET ASSETS                                                                          $  44,261,158
                                                                                    =============

Shares of beneficial interest outstanding (unlimited number of
    shares authorized, no par value)                                                    2,191,238
                                                                                    =============

Net asset value and offering price per share (a)                                    $       20.20
                                                                                    =============


(a) Redemption price varies based on length of time held (Note 1)


See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
    Dividends and interest                                                                $      459,817
                                                                                          --------------

EXPENSES
    Investment advisory fees (Note 2)                                                            712,586
    Administration, accounting and transfer agent fees (Note 2)                                   71,359
    Trustees' fees and expenses                                                                   33,327
    Legal and audit fees                                                                          27,937
    Registration fees                                                                             17,371
    Reports to shareholders                                                                       16,608
    Insurance expense                                                                             14,241
    Custodian fees                                                                                11,420
    Postage and supplies                                                                           8,574
    Other expenses                                                                                10,587
                                                                                          --------------

        TOTAL EXPENSES                                                                           924,010
                                                                                          --------------


NET INVESTMENT LOSS                                                                             (464,193)
                                                                                          --------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
    Net realized losses from security transactions                                              (883,882)
    Net change in unrealized appreciation/depreciation on investments                         (6,787,710)
                                                                                          --------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                             (7,671,592)
                                                                                          --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                $   (8,135,785)
                                                                                          ==============



See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 YEAR ENDED             YEAR ENDED
                                                                                 DECEMBER 31,           DECEMBER 31,
                                                                                    2002                   2001
                                                                               ------------           ------------
FROM OPERATIONS
    Net investment loss                                                        $   (464,193)          $   (254,637)
    Net realized gains (losses) from security transactions                         (883,882)             5,283,004
    Net change in unrealized appreciation/depreciation on investments            (6,787,710)             5,412,312
                                                                               ------------           ------------
Net increase (decrease) in net assets from operations                            (8,135,785)            10,440,679
                                                                               ------------           ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    From net realized gains on investments                                               --             (4,985,794)
    Distributions in excess of realized gains                                            --                 (6,602)
                                                                               ------------           ------------
Net decrease in net assets from distributions to shareholders                            --             (4,992,396)
                                                                               ------------           ------------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                                    41,596,948             13,668,362
    Reinvestment of distributions to shareholders                                        --              4,560,029
    Payments for shares redeemed                                                (39,231,453)           (9,594,624)
                                                                               ------------           ------------
Net increase in net assets from capital share transactions                        2,365,495              8,633,767
                                                                               ------------           ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (5,770,290)            14,082,050

NET ASSETS
    Beginning of year                                                            50,031,448             35,949,398
                                                                               ------------           ------------
    End of year                                                                $ 44,261,158           $ 50,031,448
                                                                               ============           ============

SUMMARY OF CAPITAL SHARE ACTIVITY
    Shares sold                                                                   1,802,341                567,511
    Shares issued in reinvestment of distributions to shareholder                        --                192,082
    Shares redeemed                                                             (1,718,185)               (395,582)
                                                                               ------------           ------------
    Net increase in shares outstanding                                               84,156                364,011
    Shares outstanding, beginning of year                                         2,107,082              1,743,071
                                                                               ------------           ------------
    Shares outstanding, end of year                                               2,191,238              2,107,082
                                                                               ============           ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               Year Ended       Year Ended        Year Ended         Year Ended     Year Ended
                                                Dec. 31,         Dec. 31,          Dec. 31,           Dec. 31,       Dec. 31,
                                                  2002             2001              2000               1999           1998
                                                -------          --------          --------          --------        -------

Net asset value at beginning of year            $ 23.74          $  20.62          $  19.74          $  21.50        $ 23.99
                                                -------          --------          --------          --------        -------

Income (loss) from investment operations:
    Net investment loss                           (0.21)            (0.12)            (0.01)            (0.15)         (0.09)
    Net realized and unrealized gains
       (losses) on investments                    (3.33)             5.91              1.84             (0.38)         (2.40)
                                                -------          --------          --------          --------        -------
Total from investment operations                  (3.54)             5.79              1.83             (0.53)         (2.49)
                                                -------          --------          --------          --------        -------

Less distributions:
    From net realized gains on investments           -              (2.67)            (0.92)            (1.05)            -
    In excess of net realized gains
        on investments                               -              (0.00)            (0.03)            (0.18)            -
                                                -------          --------          --------          --------        -------
Total distributions                                  -              (2.67)            (0.95)            (1.23)            -
                                                -------          --------          --------          --------        -------

Net asset value at end of year                  $ 20.20          $  23.74          $   20.62         $  19.74        $ 21.50
                                                =======          ========          ========          ========        =======

Total return                                      (14.9) %           28.1  %            9.3  %           (2.5) %       (10.4) %
                                                =======          ========          ========          ========        =======

Ratios/Supplementary Data:
Ratio of expenses to average net assets            1.95  %           2.04  %           2.10  %           2.05  %        1.94  %
Ratio of net investment loss
    to average net assets                         (0.98) %          (0.62) %          (0.06) %          (0.61) %       (0.39) %

Portfolio turnover rate                             103  %            103  %             70  %             59  %          54  %

Net assets at end of year (000's)               $44,261          $ 50,031          $ 35,949          $ 41,672        $62,697





See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1.  SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that effective April 1, 2002, shares of the Fund are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

The following is a summary of significant accounting policies followed by the
Fund:

         (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

         (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

For the year ended December 31, 2002, the Fund reclassified its net investment loss of $464,193 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

For federal income tax purposes, the cost of portfolio investments amounted to $40,473,517 at December 31, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

        Gross unrealized appreciation         $   6,634,321
        Gross unrealized depreciation            (2,636,825)
                                                 ----------
        Net unrealized appreciation           $   3,997,496
                                                 ==========


The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP).

As of December 31, 2002, the Fund had a capital loss carryforward of $535,164 for income tax purposes which expires December 31, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of distributable earnings at December 31, 2002 was as follows:

Unrealized                 Capital Loss                      Total Distributable
Appreciation               Carryforward                            Earnings
--------------------------------------------------------------------------------
$ 3,997,496                $ (535,164)                       $     3,462,332


(c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

                              Ordinary          Long-Term             Total
   Year Ended                  Income          Capital Gains      Distributions
--------------------------------------------------------------------------------
   December 31, 2002        $         -       $         -       $          -
   December 31, 2001        $  1,566,614      $  3,425,782      $   4,992,396

(e)  REPURCHASE  AGREEMENTS  -- The Fund may enter  into  repurchase  agreements
(agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

(f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other trustees and officers of the Fund are officers of the Adviser, or of Schwartz Fund Distributors, Inc. (the Distributor), the Fund's principal underwriter, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor serves as the principal underwriter for the distribution of shares of the Fund. During the year ended December 31, 2002, the Distributor collected $2,371 in contingent deferred sales loads on redemptions of Fund shares.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of the average daily net assets, subject to a minimum monthly fee of $4,000.

 3.  INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments for the year ended December 31, 2002 were $52,151,380 and $46,553,060, respectively.

SCHWARTZ VALUE FUND
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


January 24, 2003
Columbus, Ohio

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                                                      Length of Time
      Trustee                                      Address                     Age    Position Held with the Trust        Served
---------------------------     ---------------------------------------------  ---   --------------------------------  -------------
* Gregory J. Schwartz             3707 W. Maple Road, Bloomfield Hills, MI      61     Chairman of the Board/Trustee    Since 1992
* George P. Schwartz, CFA         3707 W. Maple Road, Bloomfield Hills, MI      58     President/Trustee                Since 1992
  Donald J. Dawson, Jr.           333 W. Seventh Street, Royal Oak, MI          55     Trustee                          Since 1993
  Fred A. Erb                     800 Old North Woodward, Birmingham, MI        79     Trustee                          Since 1994
**Bowie K. Kuhn                   136 Teal Pointe Lane, Ponta Vedra Beach, FL   76     Trustee                          Since 2001
  John J. McHale                  2014 Royal Fern Court, Palm City, FL          81     Trustee                          Since 1993
  Sidney F. McKenna               1173 Banbury Circle, Bloomfield Hills, MI     80     Trustee                          Since 1993
* Richard L. Platte, Jr., CFA     3707 W. Maple Road, Bloomfield Hills, MI      51     Vice President and Secretary     Since 1993
* Timothy S. Schwartz             3707 W. Maple Road, Bloomfield Hills, MI      31     Treasurer                        Since 2000


* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers, and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, another series of the Trust.

Each Trustee oversees two portfolios of the Trust: the Ave Maria Catholic Values Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment adviser.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President of Schwartz Investment Counsel, Inc.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY

Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust                               SCHWARTZ
3707 W. Maple Road                                     VALUE FUND
Bloomfield Hills, Michigan
48301 (248) 644-8500                                   A SERIES OF
                                                        SCHWARTZ
BOARD OF TRUSTEES                                      INVESTMENT
Donald J. Dawson, Jr.                                     TRUST
Fred A. Erb
Bowie K. Kuhn
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA                                [PICTURE]
Gregory J. Schwartz, Chairman

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary                ANNUAL REPORT
John F. Splain, Assistant Secretary                FOR THE YEAR ENDED
Mark J. Seger, CPA, Assistant Treasurer             DECEMBER 31, 2002
Theresa A. Minogue, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President           TICKER SYMBOL: RCMFX

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
155 E. Broad St.
Columbus, Ohio 43215

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

ITEM 2. CODE OF ETHICS.


Not applicable





ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


Not applicable





ITEMS 4-8. [RESERVED]





ITEM 9. CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act (17 CFR 270.30a-2(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.


(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)     Schwartz Investment Trust
               -----------------------------------------------------------------

By (Signature and Title)*  /s/ George P. Schwartz
                          ------------------------------------------------------
                           George P. Schwartz, President


Date   February 21, 2003
      -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George P. Schwartz
                          ------------------------------------------------------
                           George P. Schwartz, President


Date   February 21, 2003
      -------------------------


By (Signature and Title)*  /s/ Timothy S. Schwartz
                          ------------------------------------------------------
                           Timothy S. Schwartz, Treasurer


Date   February 21, 2003
      -------------------------


* Print the name and title of each signing officer under his or her signature.